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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K/A


               Current Report Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934



                Date of Report (Date of Earliest Event Reported)
                              September 16, 1997
                              ------------------



                                 Vistana, Inc.
             (Exact name of registrant as specified in its charter)



    Florida                        0-29114                         59-3415620
(State or other               (Commission File                  (I.R.S. Employer
jurisdiction of                    Number)                       Identification
incorporation)                                                       Number)


              8801 Vistana Centre Drive, Orlando, Florida    32821

               (Address of principal executive offices)    (Zip Code)



      Registrant's telephone number, including area code  (407) 239-3100



                                      N/A
         (Former name or former address, if changed since last report.)
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 VISTANA, INC.



                                By: /s/ John M. Sabin
                                    ------------------------------
                                    Name:  John M. Sabin
                                    Title: Senior Vice President,
                                           Chief Financial Officer and Treasurer


Date:  October 16, 1997

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